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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 8, 2001

                              ROHN Industries, Inc.
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             (Exact name of registrant as specified in its charter)



Delaware                          File No. 1-8009         36-3060977
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(State of incorporation)      (Commission File Number)    (IRS Employer
                                                          Identification No.)



6718 West Plank Road, Peoria, Illinois                       61604
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(Address of principal executive offices)                    (zip code)

Registrant's telephone number, including area code:         (309) 697-4400
                                                            --------------


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Item 7.  Financial Statements and Exhibits

         (c)  Exhibits.


              Exhibit 99.1 Cautionary statement regarding risks and uncertainties relating to our forward looking statements


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      ROHN INDUSTRIES, INC.


Dated:  March 8, 2001            By:  /s/ James F. Hurley
                                      -------------------
                                      James F. Hurley
                                      Chief Financial Officer